Reserve	6 Months Ended
Jun. 30, 2018
Reserve [Abstract]
RESERVE

26.	RESERVE

Statutory surplus reserve

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprises, the Company’s PRC subsidiaries are required to maintain a statutory surplus reserve which is non-distributable. Appropriations to such reserve are made out of net profit after tax of the statutory financial statements of the PRC subsidiaries at the amounts determined by their respective boards of directors annually up to 50% of authorized capital, but must not be less than 10% of the net profit after tax.

The statutory surplus reserve can be used for making up losses of the group entities in Mainland China, if any. The statutory surplus reserve may also be used to increase capital or to meet unexpected or future losses. The statutory surplus reserve is non-distributable other than upon liquidation.

The statutory surplus reserve of the Group amounts to $6,084,836 and $6,084,836 at June 30, 2018 and December 31, 2017, respectively. The statutory surplus reserve of the Group is related to Hongri Fujian and Anhui Kaixin.

Revaluation reserve

Revaluation reserve is comprised of the surplus or deficit arising from the revaluation of the Company’s fixed assets.

Retained profits

The retained profits comprise the cumulative net gains and losses recognized in the Company’s income statement.

Foreign currency translation reserve (other comprehensive income)

Foreign currency translation reserve represents the foreign currency translation difference arising from the translation of the financial statements of companies within the Group from their functional currency to the Group’s presentation currency.